UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2009

Adaptec, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

691 S. Milpitas Blvd., Milpitas, California, 95035

(Address of principal executive offices including zip code)

(408) 945-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2009, the Board of Directors (the “Board”) of Adaptec, Inc. (the “Company”) approved an amendment to section 2.1 of the Amended and Restated Bylaws of the Company (the “Bylaws”), to be effective immediately before the election of directors at the Company’s 2009 annual meeting of stockholders, to reduce the number of authorized directors on the Board from nine (9) to seven (7). A copy of the amended section 2.1 of the Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)

3.1	Section 2.1 of the Amended and Restated Bylaws of Adaptec, Inc., as amended on September 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adaptec, Inc.

By:	/s/ Mary L. Dotz
Name:	Mary L. Dotz
Title:	Chief Financial Officer

Dated: September 24, 2009

EXHIBIT INDEX

Exhibit No.	Description
3.1	Section 2.1 of the Amended and Restated Bylaws of Adaptec, Inc., as amended on September 18, 2009.